                                                                    EXHIBIT 10.1

                   SECOND AMENDMENT TO FORBEARANCE AGREEMENT

         THIS SECOND AMENDMENT TO FORBEARANCE AGREEMENT (the "Second Amendment") is made and entered into as of April 26, 2005, by and among OMNI ENERGY SERVICES CORP., AMERICAN HELICOPTERS INC., OMNI ENERGY SERVICES CORP.-MEXICO, TRUSSCO, INC., and TRUSSCO PROPERTIES, LLC (collectively, "Maker" and each, individually, a "Maker"), and BEAL BANK, S.S.B. ("Payee").

                                    RECITALS:


         A. Maker and Payee have entered into that certain Forbearance Agreement, dated January 21, 2005 (as amended by that certain First Amendment to Forbearance Agreement dated as of March 15, 2005 between Maker and Payee, the "Forbearance Agreement"). Capitalized terms used in this Second Amendment, if not defined herein, shall have the meanings set forth for such terms in the Forbearance Agreement.

         B. Pursuant to the Forbearance Agreement, Payee agreed to forbear in exercising certain of its rights in regard to the Note, as defined therein, for the period expiring on April 15, 2005 provided certain conditions were satisfied.

         C. Maker has been unable to complete a refinancing of the loan evidenced by such Note and has requested that Payee agree to again extend the Forbearance Period and the Expiration Date, as such terms are defined in the Forbearance Agreement.

         D. Payee has agreed to extend such Forbearance Period and Expiration Date again provided certain conditions are satisfied. One of the conditions to be satisfied is that this Second Amendment is entered into.

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties hereto, Maker and Payee hereby agree as follows:

         1. The Forbearance Agreement is amended to extend the Expiration Date from April 15, 2005 until earlier to occur of: (i) May 31, 2005 or (ii) the date of the consummation of the refinancing of the loan evidenced by the Note on terms acceptable to Payee.

         2. In consideration for the agreement of Payee to so extend the Expiration Date, concurrently with the execution hereof, Maker is paying to Payee by wire transfer in accordance with the wire transfer instructions attached as


                                       1

SECOND AMENDMENT TO FORBEARANCE AGREEMENT by and among OMNI ENERGY SERVICES CORP., AMERICAN HELICOPTERS INC., OMNI ENERGY SERVICES CORP.-MEXICO, TRUSSCO, INC., and TRUSSCO PROPERTIES, LLC, and BEAL BANK, S.S.B., entered into as of April 26, 2005.

                  Exhibit "A" to the Forbearance Agreement, (i) all accrued and unpaid interest on the loan evidenced by the Note up to and including April 26, 2005 equal to $109,053; (ii) $5,000 to reimburse Payee for certain costs and expenses it has incurred in regard to the Note, the loan evidenced thereby and the Forbearance Agreement; and (iii) a forbearance fee equal to $60,000. The full and timely payment of such amounts by Maker to Payee is a condition to the effectiveness of this Second Amendment.

         3. By its execution of this Second Amendment, Maker hereby acknowledges and agrees that Payee has no obligation to make any additional loan or extension of credit to or for the benefit of Maker, no obligation to further extend the maturity date of any credit extended to Maker, and no obligation to enter into any additional renewals of the Forbearance Agreement or any other forbearance agreement. Furthermore, Maker hereby acknowledges that Payee has advised Maker that Payee does not intend to enter into any future extension of the Forbearance Period or any future modification of the Forbearance Agreement.

         4. The Maker shall not make, during the term of this Forbearance Agreement, or agree to make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) on account of any Indebtedness (as defined in the Note) not secured by a Lien (as defined in the Note) as of the date hereof or any Equity Interest (as defined in the Note) of any Maker except regularly scheduled payments of trade payables in the ordinary course. The continued effectiveness of the Forbearance Agreement is condition upon the Maker's compliance with the foregoing covenant. The Maker acknowledges and agrees that the Maker's failure to fully comply with any of the terms of the Forbearance Agreement (as amended hereby) and this Section 4 shall result in the termination of the Forbearance Agreement without notice by the Payee to the Maker.

         5. The waiver and release of Claims set forth in Section 11 of the Forbearance Agreement is remade for the benefit of Payee as of the date of this Second Amendment.

         6. Each Maker hereby affirms and confirms each covenant, agreement, representation and warranty made by Maker in the Forbearance Agreement and the Loan Documents, and without limitation of the foregoing, Maker hereby ratifies and confirms each of the Outstanding Liens, as such term is defined in the Forbearance Agreement, and agrees all such Outstanding Liens are valid, existing and continuing to secure the Obligations, with the priority thereof provided in the Loan Documents.


                                       2

SECOND AMENDMENT TO FORBEARANCE AGREEMENT by and among OMNI ENERGY SERVICES CORP., AMERICAN HELICOPTERS INC., OMNI ENERGY SERVICES CORP.-MEXICO, TRUSSCO, INC., and TRUSSCO PROPERTIES, LLC, and BEAL BANK, S.S.B., entered into as of April 26, 2005.

         7. Except as amended hereby, the Forbearance Agreement shall be and continue in full force and effect.

         EXECUTED as of the day and year first above written.

                                            MAKER:

                                            OMNI ENERGY SERVICES CORP.


                                            By:     /s/ G. Darcy Klug
                                                --------------------------------
                                                       G. Darcy Klug
                                                   Executive Vice President


                                            OMNI ENERGY SERVICES CORP.-MEXICO


                                            By:     /s/ G. Darcy Klug
                                                --------------------------------
                                                       G. Darcy Klug
                                                   Executive Vice President

                                            AMERICAN HELICOPTERS INC.


                                            By:    /s/ G. Darcy Klug
                                                --------------------------------
                                                      G. Darcy Klug
                                                  Executive Vice President


                                            TRUSSCO, INC.


                                            By:    /s/ G. Darcy Klug
                                                --------------------------------
                                                      G. Darcy Klug
                                                  Executive Vice President


                                       3

SECOND AMENDMENT TO FORBEARANCE AGREEMENT by and among OMNI ENERGY SERVICES CORP., AMERICAN HELICOPTERS INC., OMNI ENERGY SERVICES CORP.-MEXICO, TRUSSCO, INC., and TRUSSCO PROPERTIES, LLC, and BEAL BANK, S.S.B., entered into as of April 26, 2005.

                                            TRUSSCO PROPERTIES, LLC


                                            By:    /s/ G. Darcy Klug
                                                --------------------------------
                                                     G. Darcy Klug
                                                  Executive Vice President


                                            PAYEE:

                                            BEAL BANK, S.S.B.


                                            By:   /s/ William T. Saurenmann
                                                --------------------------------
                                                     William T. Saurenmann
                                                     Senior Vice President


                                       4

SECOND AMENDMENT TO FORBEARANCE AGREEMENT by and among OMNI ENERGY SERVICES CORP., AMERICAN HELICOPTERS INC., OMNI ENERGY SERVICES CORP.-MEXICO, TRUSSCO, INC., and TRUSSCO PROPERTIES, LLC, and BEAL BANK, S.S.B., entered into as of April 26, 2005.